SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2006

Date of Report (date of earliest event reported):

MOUNTAIN STATES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	I.D. Number)

7435 East Peakview Avenue

Englewood, CO 80111

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 740-5455

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On August 31, 2006, the Registrant entered into an Exchange Agreement with Domestic Energy Partners, LLC, a Utah limited liability company (“Domestic Energy”). Under the Agreement, following a divestiture of the Registrant’s two subsidiaries and a one share for two shares reverse stock split, on the closing date of the Agreement, the Registrant will have 2,000,000 shares outstanding and will issue 28,500,000 shares to acquire all of the limited liability interests of Domestic Energy.

The Agreement is subject to a number of contingencies, including Board approval of both companies and member approval of Domestic Energy.

Item 9.01                Financial Statements and Exhibits

(a)           Financial statements:

None required

(d)           Exhibits

Number	Exhibit
10.1	Exchange Agreement with Domestic Energy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 5, 2006

MOUNTAIN STATES HOLDINGS, INC.

By:	/s/ Mark E. Massa
Mark E. Massa
Chief Executive Officer